                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                               PAMET SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            --------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      5)    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            --------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      3)    Filing Party:

            --------------------------------------------------------------------
      4)    Date Filed:

            --------------------------------------------------------------------

                               PAMET SYSTEMS, INC.
                                1000 Main Street
                           Acton, Massachusetts 01720


                                                           June 12, 2000


Dear Stockholder:

         You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at the executive offices of Pamet Systems, Inc. (the "Company"), located at 1000 Main Street, Acton, Massachusetts on July 10, 2000 at 10:00 A.M.

         This year, you are being asked to elect two directors of the Company, approve an increase in the number of authorized shares of Common Stock from 7,500,000 to 30,000,000 shares, and to approve the Company's 2000 Stock Option Plan. You will receive a report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

         The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. However, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, we request that you sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

         Thank you for your cooperation.

                                                    Very truly yours,

                                                    /s/ Bruce J. Rogow

                                                    Bruce J. Rogow
                                                    Chairman of the Board

                               PAMET SYSTEMS, INC.
                                1000 MAIN STREET
                           ACTON, MASSACHUSETTS 01720

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------

                            TO BE HELD JULY 10, 2000

         The Annual Meeting of Stockholders (the "Annual Meeting") of Pamet Systems, Inc., a Massachusetts corporation (the "Company"), will be held at the executive offices of the Company, located at 1000 Main Street, Acton, Massachusetts 01720 on July 10, 2000, at 10:00 a.m., local time, for the following purposes:

         1. To elect Bruce J. Rogow and Richard C. Becker to serve as directors for a term of three years or until their respective successors are elected and qualified;

         2. To amend the Company's Restated and Amended Articles of Organization to increase the authorized number of shares of Common Stock from 7,500,000 shares to 30,000,000 shares;

         3.       To approve the Company's 2000 Stock Option Plan; and

         4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached to and made a part of this Notice.

         The Board of Directors has fixed the close of business on May 31, 2000 as the record date for determining the Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All Stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

         The Annual Report of the Company for the fiscal year ended December 31, 1999 is also enclosed.

                                    By order of the Board of Directors,

                                    /s/ Arthur V. Josephson, Jr.

                                    Arthur V. Josephson, Jr.
                                    Clerk of the Company

Acton, Massachusetts
June 12, 2000

                               PAMET SYSTEMS, INC.
                                1000 MAIN STREET
                           ACTON, MASSACHUSETTS 01720

                               -------------------

                                 PROXY STATEMENT

                               -------------------

GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Pamet Systems, Inc., a Massachusetts corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the executive offices of the Company, located at 1000 Main Street, Acton, Massachusetts 01720 on July 10, 2000, at 10:00 a.m., local time, and any adjournment or postponement thereof.

         This Proxy Statement and the enclosed proxy card are being mailed to stockholders entitled to vote at the meeting on or about June 13, 2000.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Written notices of revocation and related correspondence should be delivered to: Pamet Systems, Inc., 1000 Main Street, Acton, Massachusetts 01720, Attention: Assistant Clerk.

RECORD DATE; VOTING SECURITIES

         The close of business on May 31, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock, par value $0.01 per share ("Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had approximately 3,836,282 shares of Common Stock outstanding and entitled to vote.

VOTING AND SOLICITATION

         Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters, subject to the conditions described below.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Nominee directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock voting in person or represented by proxy at the Annual Meeting. The proposal to amend the Company's Restated and Amended Articles of Organization to increase the authorized number of shares of Common Stock from 7,500,000 shares to 30,000,000 shares will require the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting. The proposal to approve the Company's 2000 Stock Option Plan will require the affirmative vote of a majority of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the same practical effect as a negative vote against the proposal to approve the amendment to the Company's Restated and Amended Articles of Organization. Abstentions and broker non-votes will have no effect on the vote for election of directors or the outcome of the proposal to approve the Company's 2000 Stock Option Plan.

         The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of each of the two nominee directors named below, FOR the amendment to the Company's Restated and Amended Articles of Organization, FOR the adoption of the Company's 2000 Stock Option Plan, and as the proxy holders deem advisable on other matters that may come before the Annual Meeting.

         The expense of solicitation of proxies will be borne by the Company. Certain of the Company's directors, officers and other employees, without additional compensation, may also solicit proxies personally or by written communication, telephone or other electronic means. The Company is required to request brokers and nominees who hold stock in their name to furnish the Company's proxy materials to beneficial owners of stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in doing so.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes. Class I directors, consisting of Richard C. Becker and Bruce J. Rogow, will be elected at the Annual Meeting. The Class I directors are nominated for a term of three years or until their respective successors are elected and have qualified. Each nominee has indicated to the Company that he is willing to serve as a director of the Company if elected, and the Board of Directors has no reason to believe that any of the nominees will become unable or unwilling to serve. If, for any reason, at the time of the election any of the nominees should be unable or unwilling to accept election, it is intended that such proxy will be voted for the election, in such nominee's place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director.

         Set forth below is certain information with respect to each nominee for Class I Director to be elected at the Annual Meeting and for each Class II Director and Class III Director.

CLASS I DIRECTORS NOMINATED FOR ELECTION

Name                    Age     Position With the Company
----                    ---     -------------------------
Bruce J. Rogow          54      Chairman of the Board of Directors
Richard C. Becker       54      Vice President - Finance and Administration,
                                Assistant Clerk, Treasurer and Director

         BRUCE J. ROGOW has been Chairman of the Board of the Company since June 1999, and has served as a Gartner Group Fellow since 1992 at Gartner Group, a computer consulting firm, and executive managing principal of Rogow Opportunity Capital, a private investment firm, since 1997.

         RICHARD C. BECKER has been the Company's Vice President - Finance and Administration since June 1997, Assistant Clerk since February 1991 and Treasurer since May 1991. Mr. Becker was Vice President and Chief Operating Officer of the Company from June 1993 through May 1997 and Vice President of Finance and Administration of the Company from January 1991 through June 1993.

CLASS II DIRECTORS WITH TERMS EXPIRING IN 2001

Name                    Age     Position With the Company
----                    ---     -------------------------
Dr. Stanley J. Robboy   58      Director
David T. McKay          57      President, Chief Executive Officer and Director

         DR. STANLEY J. ROBBOY has been Vice Chairman of the Department of Pathology at Duke University Medical Center since January 1998 which is in addition to the positions of Professor of Pathology, Obstetrics and Gynecology and Head of the Division of Gynecologic Pathology of the Department of Pathology at Duke University Medical Center, which he has held since April 1993.

         DAVID T. MCKAY has been President and Chief Executive Officer of the Company since June 1997. From 1996 to 1997, Mr. McKay served as the Global Systems Manager for Mobil Oil, an oil production company. From 1994 to 1996, Mr. McKay was the Vice President of Information Systems at Moore Corporation, a business forms company. From 1992 to 1994, Mr. McKay was a Vice President of Gartner Group, a computer consulting firm.

CLASS III DIRECTORS WITH TERMS EXPIRING IN 2002

Name                    Age     Position With the Company
----                    ---     -------------------------
Dr. Joel Searcy         64      Director
Dr. Davinder Sethi      65      Director

         DR. JOEL B. SEARCY served as Chairman of the Board of Directors of the Company from the Company's inception in 1987 until June 1999, President and Chief Executive Officer until June 1997, Treasurer until May 1991 and Clerk until September 1990.

         DR. DAVINDER SETHI has been an independent advisor since 1996 and served 1998 as a Senior Advisor to Barclays de Zoete Wedd, an investment banking firm, from 1990 until 1996.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the 1999 fiscal year, the Board of Directors met and took action by unanimous written consent on fourteen occasions, and no director then in office attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served. The Board of Directors has an Audit Committee and a Compensation Committee. There is no standing nominating committee.

         The Audit Committee consists of Bruce J. Rogow, Stanley J. Robboy and Davinder Sethi, and met one time during the 1999 fiscal year. The Audit Committee acts as a liaison between the Company and its independent auditors and reports on matters pertaining to the Company's independent audit and accounting policies.

         The Compensation Committee consists of Arthur Josephson, Jr., Bruce J. Rogow, Stanley Robboy, and Davinder Sethi, and met two times during the 1999 fiscal year. The Compensation Committee was formed to make recommendations to the Board of Directors with respect to the compensation of the officers of the Company and to administer the Company's employee benefit plans.

DIRECTOR COMPENSATION

         Directors who are not officers of the Company who were nominated and elected prior to November 1998 are entitled to receive an annual stipend of $1,000 for serving on the Board of Directors and its committees and reimbursement for out-of-pocket expenses in connection with their attendance at directors' meetings. Additionally, under the 1990 Stock Option Plan each non-employee director who was a director of the Company on the last day of a calendar year or has ceased to be a director during the calendar year due to his or her death or attainment of an age greater than 65 was automatically granted a non-qualified stock option to purchase 2,000 shares of Common Stock on January 1 of the succeeding calendar year at the fair market value per share on the date of grant.

         In November 1998, the Company implemented a new compensation program for non-employee Directors. Under the new system Directors who are not officers of the Company who were nominated and elected after November 1998 will be granted a non-qualified stock option to purchase 45,000 shares of Common Stock. The vesting of the grant is over three years. In addition these Directors are entitled to receive an annual stipend of $6,000 for serving on the Board and its committees and reimbursement for out of pocket expenses in connection with their attendance at directors meetings. It is expected that Directors will be able to elect to receive their annual cash stipend in the form of the Company's Common Stock.

         In April, 2000, the Company adopted the 2000 Non-Employee Directors' Stock Option Plan (the "Plan"). Under the Plan, upon each election to the Board (generally every three years) by the stockholders, each non-employee director who is not a beneficial owner of more than three % of the outstanding shares as defined by the Securities Act will be granted a non-qualified stock option to purchase 45,000 shares of Common Stock. Newly nominated non-employee directors who do not own more than three % of the outstanding shares and who have not yet been elected by the stockholders will be granted a non-qualified stock option to purchase 15,000 shares of Common Stock upon each annual meeting until elected by the stockholders as provided above. If the non-employee director is the beneficial owner of more than three % of the outstanding shares as defined by the Securities Act, upon election to the Board will be granted a non-qualified stock option to purchase 24,000 shares of Common Stock. Newly nominated non-employee directors who own more than three % of the outstanding shares and who have not yet been elected by the stockholders will be granted a non-qualified stock option to purchase 8,000 shares of Common Stock upon each annual meeting until elected by the stockholders as provided above. The vesting of each grant is three years. In addition, non-employee directors are entitled to receive an annual stipend of $6,000 for serving on the Board and its committees and reimbursement for out of pocket expenses in connection with their attendance at meetings.


                EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation earned by the individual who served as the Company's Chief Executive Officer during the fiscal year ended December 31, 1999 (the "Named Executive"):

      NAME AND PRINCIPAL POSITION           YEAR    SALARY      BONUS      LONG TERM COMPENSATION
                                                       $          $        SECURITIES UNDERLYING
                                                                                  OPTIONS
David T. McKay                              1999    160,000     20,000             76,500
  President and Chief Executive Officer     1998    160,000     9,334              50,000
                                            1997    *93,334      - -              150,000

* Represents salary from June 1, 1997 the date on which Mr. McKay commenced employment.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

         The Company entered into an Employment Agreement, dated September 1997, employing David T. McKay as President and Chief Executive Officer of the Company for a two year term. The employment agreement automatically extends for an additional period of two years provided that neither party gives the other notice of its intent not to renew at least 180 days prior to the expiration date of the initial term or any extensions thereof. Mr. McKay is entitled to receive a base salary of $160,000 per annum, bonus compensation, including grants of stock options or other equity of the Company, at the discretion of the Board of Directors of the Company, and certain other fringe benefits during the term of the agreement. Mr. McKay was also granted fully-vested options to purchase 50,000 shares of the common stock and an additional grant of options to purchase 100,000 share of the common stock of the Company which will vest at the rate of 25% per year. If Mr. McKay's employment is terminated as the result of constructive termination (as defined in the employment agreement) or by the Company without cause (as defined in the employment agreement), in addition to compensation and benefits accrued through the date of such termination, he will only been entitled to receive his base salary and all fringe benefits and additional bonus amounts for an additional (a) three months period or (b) six month period, respectively. Mr. McKay's employment agreement also includes non-competition, confidentiality and indemnification provisions.

OPTIONS GRANTS AND EXERCISES

         The following table provides certain information relating to stock options granted to the Named Executive during the fiscal year ended December 31, 1999. In addition, as required by the Securities and Exchange Commission's rules, the table sets forth the hypothetical gains that would exist for the shares subject to such options based on assumed annual compounded rates of stock price appreciation during the option term.

NAME                      NUMBER OF        % OF TOTAL       EXERCISE     EXPIRATION     POTENTIAL REALIZED VALUE
                          SECURITIES       OPTIONS          PRICE        DATE           AT ASSUMED ANNUAL RATES OF
                          UNDERLYING       GRANTED TO       ($/SH)                      STOCK PRICE APPRECIATION
                          OPTIONS          EMPLOYEES IN                                 FOR OPTION TERM
                          GRANTED (#)      FISCAL YEAR (%)                              5%            10%(1)
David T. McKay            76,500           36.0             2.50         07/13/09       $120,277      $304,795

(1) Potential realizable values are based on the fair market value per share as determined by the Company on the date of the grant and represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The dollar amounts set forth in these columns are the results of calculations at the five percent and ten percent rates set by the Securities and Exchange Commission, and are not intended to forecast future appreciation, if any, of the Company's Common Stock price. There can be no assurance that such potential realizable values will not be more or less than that indicated in the table above.

         There were no stock options exercised by the Named Executive during the 1999 fiscal year.

                  INFORMATION REGARDING BENEFICIAL OWNERSHIP OF
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth certain information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of June 1, 2000 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock,
(ii) each of the directors of the Company, (iii) the Named Executive and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of voting stock beneficially owned by them. As of June 1, 2000, there were 3,836,282 shares of Common Stock outstanding.

NAME OF PERSON                           AMOUNT AND NATURE OF BENEFICIAL   APPROXIMATE PERCENTAGE OF
IDENTITY OF GROUP                                   OWNERSHIP              COMMON STOCK OUTSTANDING
Bruce J. Rogow                                      869,147(1)                       21.5%
David T. McKay                                      157,500(2)                        3.9%
Dr. Joel B. Searcy                                  319,027(3)                        8.2%
Richard C. Becker                                   119,625(4)                        3.0%
Dr. Stanley J. Robboy                               448,137(5)                       11.2%
Dr. Davinder Sethi                                   33,208(6)                         **
BSI SA                                              783,334(7)                       17.9%
William J. Bell 1993 Trust                          544,826(8)                       13.3%
Leonardo Capital Fund Limited                       200,000(9)                        5.1%
Hemisphere Management (Ireland) Limited
West Country Partners                               337,500(10)                       8.5%
All directors and executive officers              1,946,644(11)                      43.2%
as a group (7 people)

** Represents less than 1% percent of the outstanding number of shares of Common
   Stock.

         (1) As reported on an Amendment No. 3 to the Schedule 13D filed with the Securities and Exchange Commission on January 6, 1999, filed by Bruce J. Rogow and Winnie R. Rogow relating to the beneficial ownership of (i) 5,000 shares of Common Stock held by Mr. Rogow's 401(k) account, (ii) 20,000 shares held by Mr. Rogow's retirement money purchase account, (iii) 62,000 shares of Common Stock held jointly, (iv) 15,000 shares held by Mrs. Rogow as custodian for Mr. and Mrs. Rogow's minor child, (v) 531,897 shares of Common Stock held by Rogow Opportunity Capital, LLC, a Massachusetts limited liability company ("Rogow Opportunity") of which Mr. and Mrs. Rogow are the sole members, (vi) warrants held by Rogow Opportunity exercisable at any time or from time to time prior to March 2, 2003, to purchase up to 31,250 shares of Common Stock at an exercise price of $4.25 per share, (vii) warrants exercisable at any time or from time to time prior to November 5, 2003, to purchase 120,000 shares of Common Stock at an exercise price of $2.50 per share, (viii) warrants exercisable at any time or from time to time prior to July 13, 2009, to purchase 68,000 shares of Common Stock at an exercise price of $2.50 per share, and (ix) warrants exercisable at any time or from time to time prior to September 28, 2009, to purchase 10,000 shares of Common Stock at an exercise price of $3.19 per share, (xi) 6,000 shares issuable upon the exercise of 3 grants of currently exercisable director options at prices ranging $1.56 to $4.00.

         (2) Includes 151,500 shares issuable upon the exercise of currently exercisable options.

         (3) Includes 33,750 shares issuable upon the exercise of currently exercisable options.

         (4) Includes 119,500 shares issuable upon the exercise of currently exercisable options.

         (5) As reported on the Schedule 13G filed with the Securities and Exchange Commission on February 15, 2000 and updated based on the Company's records, filed by Stanley J. Robboy, relating to the beneficial ownership of (i) 307,591 shares of Common Stock held by Mr. Robboy and (ii) 136,500 shares issuable upon the exercise of currently exercisable options.

         (6) Includes 30,000 share issuable upon the exercise of currently exercisable options.

         (7) Includes, based solely on the Company's records, 150,000 shares of Common Stock issuable upon conversion of a $375,000 note convertible until May 14, 2001 at a conversion price of $2.50 per share, 150,000 shares issuable upon the exercise of warrants exercisable at any time from time to time prior to May 15, 2004 at an exercise price of $2.50 per share, 175,000 shares issuable upon the exercise of warrants exercisable at any time or from time to time prior to December 3, 2004 at an exercise price of $2.50 per share, and 66,667 shares issuable upon the exercise of warrants exercisable at any time or from time to time prior to April 11, 2005 at an exercise price of $3.50 per share.

         (8) Includes, based solely on the Company's records, 172,413 shares issuable upon the exercise of warrants exercisable at any time from time to time prior to November 12, 2003 at an exercise price of $1.45 per share, and 100,000 shares issuable upon the exercise of warrants exercisable at any time or from time to time prior to February 4, 2004 at an exercise price of $2.50 per share.

         (9) Includes, based solely on the Company's records, 100,000 shares issuable upon the exercise of warrants exercisable at any time or from time to time prior to December 12, 2004 at an exercise price of $2.50 per share.

         (10) Includes, based solely on the Company's records, 29,500 shares of Common Stock held by James Schmitt, the General Partner of West Country Partners; 80,000 shares held by West Country Partners; 14,000 shares of Common Stock issuable upon conversion of a $35,000 note convertible until May 15, 2001 at a conversion price of $2.50 per share, 14,000 shares issuable upon the exercise of warrants exercisable at any time or from time to time prior to May 15, 2004 at an exercise price of $2.50 per share, 50,000 shares issuable upon the exercise of warrants exercisable at any time or from time to time prior to November 18, 2004 at an exercise price of $2.50 per share, and 50,000 shares issuable upon the exercise of warrants exercisable at any time or from time to time prior to March 29, 2005 at an exercise price of $3.50 per share.

         (11) Includes 675,296 shares issuable upon the exercise of currently exercisable options held by all directors and executive officers of the Company as a group.

                                 PROPOSAL NO. 2
                           AMENDMENT TO THE COMPANY'S
                  RESTATED AND AMENDED ARTICLES OF ORGANIZATION

         The Company's Restated and Amended Articles of Organization authorize the issuance of 7,500,000 shares of Common Stock. The Board of Directors has proposed an amendment to the Restated and Amended Articles of Organization to increase the authorized number of shares of Common Stock from 7,500,000 shares to 30,000,000 shares. The Restated and Amended Articles of Organization will remain the same in all other respects. The stockholders are being asked to approve the amendment in accordance with Massachusetts law.

         On June 1, 2000, there were approximately 3,836,282 shares of Common Stock issued and outstanding. This number does not include 2,797,533 shares reserved for issuance under outstanding conversion rights, options and warrants to purchase shares of Common Stock.

         The purpose of the amendment is to allow the Company to have a sufficient number of shares of authorized and unissued Common Stock which can be issued in connection with such corporate purposes as may, from time to time, be considered advisable by the Board of Directors. Such corporate purposes include raising capital in order to have necessary capital resources to grow the business, available for employees and prospective employees and for acquisitions or other business combinations or collaborations. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board of Directors without the expense and delay of a special stockholders' meeting to approve such additional authorized capital stock.

REQUIRED VOTE

         Approval of the amendment to the Company's Restated and Amended Articles of Organization requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED AND AMENDED ARTICLES OF ORGANIZATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 7,500,000 SHARES TO 30,000,000 SHARES.


                                 PROPOSAL NO. 3
                ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN

         On April 10, 2000, the Board of Directors approved, subject to stockholder approval, a new stock-based, long-term incentive plan entitled the "2000 Stock Option Plan of Pamet Systems, Inc." for officers and key employees of the Company. The 2000 Stock Option Plan is effective as of April 10, 2000.

         The Board of Directors and the Compensation Committee believe that the 2000 Stock Option Plan will assist the Company in attracting, retaining and rewarding officers and key employees, will enable such employees to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such employees and the Company's stockholders and will provide to such employees an increased incentive to expend their maximum efforts for the success of the Company's businesses. In addition, the 2000 Stock Option Plan is intended to permit the maximum flexibility in granting or changing incentives so as to be flexible in responding to changes both in the Company and its businesses, as well as to permit the adoption of innovative compensation arrangements.

         A summary of the principal provisions of the 2000 Stock Option Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the 2000 Stock Option Plan, which is attached as ANNEX A to this Proxy Statement. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the 2000 Stock Option Plan.

ADMINISTRATION OF THE 2000 STOCK OPTION PLAN

         The 2000 Stock Option Plan will be administered by the Compensation Committee of the Board of Directors. No member of the Compensation Committee while serving as such shall be eligible for participation in the 2000 Stock Option Plan. The Compensation Committee is authorized, among other things, to construe, interpret and implement the provisions of the 2000 Stock Option Plan, to select the officers and key employees to whom Options will be granted, to determine the number of shares of Common Stock for which an Option will be granted, the terms and conditions of any Options and to make all other determinations deemed necessary or advisable for the administration of the 2000 Stock Option Plan.

ELIGIBILITY

         Persons eligible to participate in the 2000 Stock Option Plan include all officers and key employees of the Company and its subsidiaries, as determined by the Compensation Committee.

SHARES AVAILABLE

         The aggregate number of shares of Common Stock available for issuance under the 2000 Stock Option Plan will be 1,300,000 and the maximum number of shares of Common Stock which may be granted to any one person in any one calendar year shall not exceed 500,000, subject in each case to adjustment as described below. On June 1, 2000, the closing price of the Common Stock on The Nasdaq Stock Market over-the-counter exchange was $2.38 per share.

         No Option may be granted if the number of shares to which such Option relates, when added to the number of shares previously issued under the 2000 Stock Option Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Options, exceeds the number of shares available for issuance pursuant to the 2000 Stock Option Plan. If any shares subject to an Option are forfeited or such Option is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the 2000 Stock Option Plan with respect to such Option shall, to the extent of any such forfeiture, settlement, or termination, again be available for Options under the 2000 Stock Option Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Option to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Option.

AWARDS

         The 2000 Stock Option Plan is designed to give the Compensation Committee the maximum flexibility in providing incentive compensation to officers and key employees. The 2000 Stock Option Plan provides for the grant of incentive stock options, non-qualified stock options, awards in lieu of cash obligations and other stock-based awards. Since the Compensation Committee may, in its discretion, grant a combination of an option and other stock-based awards, it is possible that one or more restrictions or requirements in the 2000 Stock Option Plan applicable to any individual type of award, including the requirements that options be granted at Fair Market Value, can, in effect, be avoided.

STOCK OPTIONS

         The Compensation Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options. The exercise price per share of Common Stock subject to an option is determined by the Compensation Committee, provided that the exercise price may not be less than the Fair Market Value of the Common Stock on the date of grant. However, the 2000 Stock Option Plan also allows the Compensation Committee to grant an option or other award allowing the purchase of Common Stock at an exercise price or grant price less than Fair Market Value when it is granted in substitution for some other award or retroactively in connection with an outstanding award. In those cases, the exercise or grant price may be the Fair Market Value at that date, at the date of the earlier award or at that date reduced by the Fair Market Value of the award required to be surrendered as a condition to the receipt of the substitute award. The terms of the option, the times at which the option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment will be fixed by the Compensation Committee, except that no ISO granted in connection therewith will have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash or in Common Stock, outstanding awards or other property (possibly including notes or obligations to make payment on a deferred basis, or through "cashless exercises") having a Fair Market Value equal to the exercise price, as the Compensation Committee may determine from time to time.

OTHER TERMS OF AWARDS

         The Compensation Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to adjustment), such additional terms and conditions, not inconsistent with the provisions of the 2000 Stock Option Plan, as the Compensation Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment by the Participant; provided, however, that the Compensation Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Options shall be evidenced by an Option Agreement.

         Options granted under the 2000 Stock Option Plan may, in the discretion of the Compensation Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Option granted under the 2000 Stock Option Plan or any option or other incentive granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Option is granted in substitution for another Option, the Committee shall require the surrender of such other Option in consideration for the grant of the new Option. Options granted in addition to, or in tandem with, other Options may be granted either as of the same time as, or a different time from, the grant of such other Options.

ADJUSTMENTS

         In the event that the Compensation Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the 2000 Stock Option Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Options, (iii) the aggregate number and kind of shares of Common Stock available under the 2000 Stock Option Plan, and (iv) the exercise price relating to any Option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Option; provided, however, in each case, that no adjustment shall be made which would cause the 2000 Stock Option Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of any Option as "performance-based compensation" under Section 162(m) of the Code.

CHANGE OF CONTROL

         In the event of a Change of Control of the Company, all Options granted under the 2000 Stock Option Plan that are still outstanding and not yet vested or exercisable shall become immediately 100% vested in each Participant, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Option. All Options that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Option.

         Under the 2000 Stock Option Plan, a change of control occurs upon any of the following events: (i) any "person" (as such term is defined within the meaning of Section 13(d)(3) of the Exchange Act), other than any person who as of the date hereof beneficially owns (as defined in Rule 13d-3 of the Exchange
Act) directly or indirectly 10% or more of the Company's outstanding Common Stock or as of the date hereof is on, or has designated a member of, the Board of Directors, becomes a beneficial owner directly or indirectly of securities of the Company representing in excess of fifty percent (50%) of the Company's then outstanding securities having the right to vote for the election of directors,
(ii) the Company shall have consummated the sale of all or substantially all of the assets of the Company, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company; or (v) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended.

AMENDMENT AND TERMINATION

         The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2000 Stock Option Plan or the Compensation Committee's authority to grant awards thereunder without further stockholder approval or the consent of the participants, except stockholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of the securities exchange on which the Common Stock is then quoted or listed or as otherwise required by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, unless approved by the stockholders, no amendment will: (i) change the class of persons eligible to receive Options; (ii) materially increase the benefits accruing to participants under the 2000 Stock Option Plan; or (iii) increase the number of shares of Common Stock subject to the 2000 Stock Option Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is a brief summary of the principal United States Federal income tax consequences under current federal income tax laws relating to awards under the 2000 Stock Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

         A participant will not realize any income upon the award of an option nor will the Company be entitled to any tax deduction upon the grant of an option under the 2000 Stock Option Plan.

         When a participant who has been granted an option which is not an ISO exercises that option and receives Common Stock which is either "transferable" or not subject to a "substantial risk of forfeiture," within the meaning of
Section 83(c) of the Code, the participant will realize compensation income subject to withholding taxes. The amount of that compensation income will equal the excess of the Fair Market Value of the Common Stock (without regard to any restrictions) on the date of exercise of the Option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant's tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

         If a participant exercises an option which is an ISO and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the ISO until three months prior to its exercise, the participant will not realize any income upon the exercise of the ISO (although alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the ISO more than one year after the transfer of the shares to the participant and more than two years after the date of grant of the ISO, any gain or loss (based upon the difference between the amount realized and the exercise price of the ISO) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the ISO or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a

"disqualifying disposition" of such shares. As a result, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the Fair Market Value of the shares at the time of exercise of the ISO over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction, subject to the Company satisfying its reporting obligations, in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

         With respect to other awards granted under the 2000 Stock Option Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under
Section 83(c) of the Code, the participant will realize compensation income (subject to withholding taxes) equal to the amount of cash or the Fair Market Value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

         With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the Fair Market Value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

         Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the Fair Market Value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant's loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income. Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

         The Compensation Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations.

         Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a change in control may constitute a "parachute payment" under Section 280G of the Code. To the extent any such payment constitutes an "excess parachute payment," the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

SECTION 162(M) PROVISIONS

         The 2000 Stock Option Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of long-term incentive compensation granted under the 2000 Stock Option Plan which is intended by the Compensation Committee to qualify as "performance- based compensation" under Section 162(m) of the Code. Section 162(m) of the Code generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to the Covered Employees. Certain compensation, including compensation that meets the specified requirements for "performance-based compensation," is not subject to this deduction limit. Among the requirements for compensation to qualify as "performance-based compensation" is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. The 1999 Stock Option Plan satisfies the requirements under Section 162(m) of the Code so that the compensation derived from options which are not ISOs and which are granted with an exercise price equal to the Fair Market Value of the Company's Common Stock on the date of the grant will not be subject to the deduction limit of Section 162(m) of the Code.

REQUIRED VOTE

         Approval of the Company's 2000 Stock Option Plan requires the affirmative vote of a majority of the votes represented by the shares of Common Stock present in person or by represented by proxy at the Annual Meeting.

RECOMMENDATION OF THE BOARD

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN.


                              CERTAIN TRANSACTIONS

         On November 13, 1998, the Company entered into an agreement with the William James Bell 1993 Trust. The Bell Trust loaned the Company $250,000 and was given a convertible promissory note. The note is convertible until November12, 2000 into 172,413 shares of Common Stock at a price of $1.45 per share. In connection with the note the Bell Trust was granted a five year warrant to purchase 172,413 shares of Common Stock at a price of $1.45 per share. On February 8, 1999 the Bell Trust loaned the Company an additional$250,000 and was given a convertible promissory note. The note is convertible until February 7, 2001 into 100,000 shares of Common Stock at a price of $2.50 per share. In connection with the note the Bell Trust was granted a five year warrant to purchase 100,000 shares of Common Stock at a price of $2.50 per share.

         On February 8, 1999, the Company entered into an agreement with the William James Bell 1993 Trust. The Bell Trust loaned the Company $250,000 and was given a convertible promissory note. The note is convertible until February 7, 2001 into 100,000 shares of Common Stock at a price of $2.50 per share. In connection with the note the Bell Trust was granted a five year warrant to purchase 100,000 shares of Common Stock at a price of $2.50 per share. On

April 4, 2000 the Bell Trust converted this entire note to 100,000 shares of Common Stock. In addition on the same date the Trust also converted a convertible promissory note dated 11/13/98 to 172,413 shares of Common Stock.

         On April 14, 1999, Dr. Stanley J. Robboy and Mr. Bruce Rogow converted their $300,000 promissory notes into 109,090 and 206,896 shares of Common Stock respectively. In addition Mr. Rogow, Dr. Robboy, Richard C. Becker and Dr Joel
B. Searcy agreed to provide a credit facility for up to $300,000. Interest on these loans would be paid at 11% per annum. Warrants were awarded to the lenders if the notes are utilized for the balance of the note outstanding, for each six month period, at a rate of 1,000 warrants per $10,000 utilized, at the fair market value of the Company's shares on that date. On April 12, 2000 the credit line was increased to $425,000 and the maturity date was extended to June 1, 2001 At that time the warrant compensation was changed to be 1,250 warrants per $10,000 committed for the remaining fourteen month period and the warrant price was set at $3.00 per share.

         On May 14, 1999, the Company entered into an agreement with BSI SA, a financial institution in Lugano Switzerland. BSI SA loaned the Company $375,000 and was given a convertible promissory note. The note is convertible until May 13, 2001 into 150,000 shares of Common Stock at a price of $2.50 per share. In connection with the note, BSI SA was granted a five year warrant to purchase150,000 shares of Common Stock at a price of $2.50 per share. In addition, on December 3, 1999 the Company issued 175,000 shares to BSI SA for an aggregate purchase price of $350,000 based on a purchase price of $2.00 per share. In connection with this agreement BSI SA was granted a five year warrant to purchase 175,000 shares of Common Stock at a price of $2.50 per share.

         On May 16, 1999, the Company entered into an agreement with West Country Partners a California Limited Partnership of which James S. Schmitt is the General Partner. West Country Partners loaned the Company $35,000 and was given a convertible promissory note. The note is convertible until May 15,2001 into 14,000 shares of Common Stock at a price of $2.50 per share. In connection with the note, West Country Partners was granted a five year warrant to purchase 14,000 shares of Common Stock at a price of $2.50 per share. In addition, on November 18, 1999 the Company issued 50,000 shares to West Country Partners for an aggregate purchase price of $100,000 based on a purchase price of $2.00 per share. In connection with this agreement West Country Partners was granted a five year warrant to purchase 50,000 shares of Common Stock at a price of $2.50 per share.

         On December 14, 1999, the Company issued 100,000 shares to the Leonard Capital Fund in Dublin Ireland for an aggregate purchase price of $200,000 based on a purchase price of $2.00 per share. In connection with this agreement Leonard Capital fund was granted a five year warrant to purchase 100,000 shares of Common Stock at a price of $2.50 per share.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's executive officers, directors and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") are required under the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership of the Company's Common Stock with the Commission. The Commission's regulations require that copies of those reports be furnished to the Company. Based solely on the Company's review of the copies of such reports it has received from its Reporting Persons, the Company believes that during the fiscal year ended December 31, 1999 all Reporting Persons complied with all applicable filing requirements except: Arthur V. Josephson, Jr., Davinder Sethi and David T. McKay were each late in filing one Form 4 (each such filing related to one transaction); Bruce J. Rogow was late in filing two Form 4's (each such filing related to one transaction); Richard C. Becker was late in filing three Form 4's (each such filing related to one transaction); and Stanley J. Robboy and Joel B. Searcy were each late in filing four Form4's.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         Representatives of Carlin Charron & Rosen LLP, the Company's auditors, are expected to be present at the meeting. The representatives will have the opportunity to make a statement and respond to appropriate questions from stockholders.


                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

         The Company's Annual Report to Stockholders for the year ended December 31, 1999 is being furnished herewith. The Annual Report to Stockholders for the year ended December 31, 1999 is not to be considered a part of this Proxy Statement.

         The Company will also furnish to any stockholder of the Company a copy of the Annual Report on Form 10-KSB for the year ended December 31, 1999 and any exhibit listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Assistant Clerk, Pamet Systems, Inc., 1000 Main Street, Acton, Massachusetts 01720.


                              STOCKHOLDER PROPOSALS
                     FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

         Proposals of Stockholders intended to be included in the Company's proxy statement relating to the 2001 Annual Meeting of Stockholders must be received no later than February 15, 2001. All stockholder proposals should be marked for the attention of the Assistant Clerk, Pamet Systems, Inc., 1000 Main Street, Acton, Massachusetts 01720. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, or any adjournment thereof, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, sign and promptly return the accompanying proxy card in the enclosed envelope.

                                        By order of the Board of Directors,

                                        /s/ Arthur V. Josephson, Jr.

                                        Arthur V. Josephson, Jr.
                                        Clerk of the Company

Acton, Massachusetts
June 13, 2000

                                     ANNEX A

                             2000 STOCK OPTION PLAN
                                       OF
                               PAMET SYSTEMS, INC.

Section 1. PURPOSE OF THE PLAN

         The purpose of the Pamet Systems, Inc. 2000 Stock Option Plan (the "Plan") is to further the interests of Pamet Systems, Inc., a Massachusetts corporation (the "Company"), and its stockholders by providing long-term incentives to those officers and key employees of the Company and its Subsidiaries, if any, who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries by granting them options to acquire the common stock, par value $0.01 per share ("Common Stock"), of the Company.

Section 2. DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Change of Control" shall mean that (i) any "person" (as such term is defined within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any person who as of the date hereof beneficially owns (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly 10% or more of the Company's outstanding Common Stock or as of the date hereof is on, or has designated a member of, the Board of Directors of the Company (the "Board"), becomes a beneficial owner directly or indirectly of securities of the Company representing in excess of fifty percent (50%) of the Company's then outstanding securities having the right to vote for the election of directors, (ii) the Company shall have consummated the sale of all or substantially all of the assets of the Company, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company; or (v) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds ( 2'3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) A "Continuing Director" means, as of any date of determination, any member of the Board of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the continuing directors who were members of such Board at the time of such nomination or election.

         (d) "Fair Market Value" means, with the fair market value of Common Stock determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Common Stock shall mean the mean of the high and low sales prices of Common Stock on the relevant date as reported on the stock exchange or market on which the Common Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Common Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Common Stock is primarily traded.

         (e) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

         (f) "Option" means a right granted to a Participant (as defined below) pursuant to Section 6(b) to purchase Common Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

         (g) "Option Agreement" shall mean the written agreement, instrument or document evidencing an Option.

         (h) "Subsidiary" shall mean any subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

Section 3. ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). No member of the Committee while serving as such shall be eligible for participation in the Plan. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

         Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the officers and key employees who will receive Options pursuant to the Plan ("Participants"), (b) to determine the number of shares of Common Stock for which an Option will be granted and the terms and conditions of any Option granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Option and waivers or accelerations thereof, and waivers of, or modifications to, performance conditions relating to an Option, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Option; (c) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (d) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 of the Exchange Act, Section 162(m) of the Code and applicable law.

Section 4. PARTICIPATION IN THE PLAN

         Participants in the Plan shall be selected by the Committee from among the officers and key employees of the Company and its Subsidiaries.

Section 5. PLAN LIMITATIONS; SHARES SUBJECT TO THE PLAN

         Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of Common Stock, available for issuance as Options under the Plan shall not exceed 1,300,000 shares.

         No Option may be granted if the number of shares to which such Option relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Options, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Option are forfeited or such Option is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Option shall, to the extent of any such forfeiture, settlement, or termination, again be available for Options under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Option to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Option.

         The maximum number of shares of Common Stock which may be granted as Options to any Participant in any calendar year shall not exceed 500,000 shares

Section 6. OPTION TERMS AND CONDITIONS

         (a) GENERAL. Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Options shall be evidenced by an Option Agreement.

         (b) OPTIONS. The Committee may grant Options to Participants on the following terms and conditions:

                  (i) Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a)) the exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted.

                  (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Common Stock, or by any combination of cash and shares of Common Stock, including, without limitation, cash, Common Stock, other Options, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Common Stock will be delivered or deemed to be delivered to Participants.

                  (iii) Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

Section 7. ADDITIONAL PROVISIONS APPLICABLE TO OPTIONS

         (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE OPTIONS. Options granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Option granted under the Plan or any option or other incentive granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Option is granted in substitution for another Option, the Committee shall require the surrender of such other Option in consideration for the grant of the new Option. Options granted in addition to, or in tandem with, other Options may be granted either as of the same time as, or a different time from, the grant of such other Options. The per share exercise price of any Option:

                  (i) granted in substitution for an outstanding Option shall be not less than the lesser of (A) the Fair Market Value of a share of Common Stock at the date such substitute Option is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Option required to be surrendered by the Participant as a condition to receipt of the substitute Option; or

                  (ii) retroactively granted in tandem with an outstanding Option, shall not be less than the lesser of the Fair Market Value of a share of Common Stock at the date of grant of the later Option or at the date of grant of the earlier Option.

         (b) EXCHANGE AND BUY OUT PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Option for a payment in cash, Common Stock, other Options (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

         (c) PERFORMANCE CONDITIONS. The right of a Participant to exercise any Option, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

         (d) TERM OF OPTIONS. The term of each Option shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

         (e) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Option, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Option. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

         (f) CHANGE OF CONTROL. In the event of a Change of Control of the Company, all Options granted under the Plan that are still outstanding and not yet vested or exercisable shall become immediately 100% vested in each Participant, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Option. All Options that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Option.

Section 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; ACCELERATION IN CERTAIN
           EVENTS

         In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Options, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, and (iv) the exercise price relating to any Option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Option; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of any Option as "performance-based compensation" under Section 162(m) of the Code.

Section 9. GENERAL PROVISIONS

         (a) Changes to the Plan and Options. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Options under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Option theretofore granted and any Option Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Option theretofore granted and any Option Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Option may materially and adversely affect the rights of such Participant under such Option.

         The foregoing notwithstanding, any performance condition specified in connection with an Option shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of any Option as "performance-based compensation" under
Section 162(m) of the Code.

         Notwithstanding the foregoing, unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Options; (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) increase the number of shares of Common Stock subject to the Plan.

         (b) NO RIGHT TO OPTION OR EMPLOYMENT. No employee or other person shall have any claim or right to receive an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

         (c) TAXES. The Company or any Subsidiary is authorized to withhold from any payment relating to the exercise of an Option under the Plan, including from any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

         (d) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Option or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Options and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Options (other than an Option which is an ISO) be transferable, without consideration, to immediate family members (I.E., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable.

         (e) NO RIGHTS TO OPTIONS; NO STOCKHOLDER RIGHTS. No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Participants. No Option shall confer on any Participant any of the rights of a stockholder of the Company unless and until Common Stock is duly issued or transferred to the Participant in accordance with the terms of the Option.

         (f) DISCRETION. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

         (g) EFFECTIVE DATE. The effective date of the Plan is April 10, 2000.

PROXY                           PAMET SYSTEMS, INC.                 COMMON STOCK


               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF THE COMPANY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  July 10, 2000

            The undersigned hereby constitutes and appoints ________________ and ________________, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of common stock, par value $.01 per share, of PAMET SYSTEMS, INC. (the "Company") that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of the Stockholders of the Company, to be held at the executive offices of the Company, located at 1000 Main Street, Acton, Massachusetts 01720 on July 10, 2000, at 10:00 a.m., local time, and at any adjournment thereof, on all matters coming before said meeting:

            1. ELECTION OF DIRECTORS. Nominees: Bruce J. Rogow, Richard C. Becker and Arthur V. Josephson, Jr. (Mark only one of the following boxes.)

            |_|   VOTE FOR ALL NOMINEES LISTED ABOVE, EXCEPT VOTE
                  WITHHELD AS TO THE FOLLOWING NOMINEES (IF ANY):

            ------------------------------------------------------------------

            |_|   VOTE WITHHELD FROM ALL NOMINEES.

            ------------------------------------------------------------------

            2. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S RESTATED AND AMENDED ARTICLES OF ORGANIZATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 7,500,000 SHARES TO 30,000,000 SHARES.

                  |_|   FOR         |_|   AGAINST           |_|   ABSTAIN

            3. PROPOSAL TO APPROVE THE COMPANY'S 2000 STOCK OPTION PLAN.

                  |_|   FOR         |_|   AGAINST           |_|   ABSTAIN

            4. IN THEIR DISCRETION, UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS, (ii) FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S RESTATED AND AMENDED ARTICLES OF ORGANIZATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 7,500,000 SHARES TO 30,000,000 SHARES, AND (iii) FOR THE PROPOSAL TO APPROVE THE COMPANY'S 2000 STOCK OPTION PLAN.

            The undersigned acknowledges receipt of the accompanying Proxy Statement dated _________, 2000.

                                          DATED: ____________________, 2000

                                          ---------------------------------

                                          ---------------------------------
                                              Signature of Stockholder(s)

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer, etc., please give full title. If more than one trustee, all should sign. Joint owners must each sign.)

Please date and sign exactly as name appears your stock certificate.

I plan |_|  I do not plan |_|  to attend the Annual Meeting.